UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 August 3, 1998
                Date of Report (Date of earliest event reported)




                                APPLE SOUTH, INC.
             (Exact name of registrant as specified in its charter)



                                                         `
        Georgia              Commission File No. 0-19542          59-2778983
------------------------   -------------------------------   -------------------
(State of Incorporation)                                      (I.R.S. Employer
                                                             Identification No.)
 Hancock at Washington
   Madison, Georgia                                                  30650
------------------------                                         -------------
(Address of Principal                                              (Zip Code)
 Executive Offices)


       Registrant's telephone number, including area code: (706) 342-4552

ITEM 2.       DISPOSITION OF ASSETS

As of  August  3,  1998,  the  Registrant  had  sold  123 of its 279  franchised
Applebee's Neighborhood Grill & Bar ("Applebee's") restaurants through seven separate asset purchase agreements. Total consideration from the sales, based on arm's-length negotiations between the parties, was $252.9 million resulting in an estimated gain before tax effect of $98.0 million ($60.8 million gain after tax effect). At closing, the Registrant relinquished its rights to develop Applebee's restaurants in the related markets. The following table summarizes the completed sales transactions:


================ ================================== ============================
  Closing Date              Purchaser                       Restaurants
================ ================================== ============================
March 29, 1998   Applebee's International, Inc.     33 restaurants in Virginia
---------------- ---------------------------------- ----------------------------
June 15, 1998    TSSO, Inc.                         1 restaurant in Illinois
---------------- ---------------------------------- ----------------------------
June 28, 1998    Quality Restaurant Concepts, LLC   26 restaurants in east
                                                    Tennessee and Mississippi
---------------- ---------------------------------- ----------------------------
June 28, 1998    Whit-Mart, Inc.                    12 restaurants in South
                                                    Carolina
---------------- ---------------------------------- ----------------------------
August 3, 1998   Florida Apple, LLC                 35 restaurants in Georgia
                                                    and Florida
---------------- ---------------------------------- ----------------------------
August 3, 1998   U.S. Restaurant Properties, Inc.   16 restaurants in Iowa and
                 and Darrel L. Rolph (two separate  northwestern Illinois
                 agreements)
---------------- ---------------------------------- ----------------------------

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

(b)      Pro Forma Financial Statements.

Basis of Presentation

The accompanying pro forma consolidated statements of earnings for the year ended December 28 1997, and the six months ended June 28, 1998 present the results of Apple South, Inc. (the "Company"), excluding the operations of its sold Applebee's restaurants, as if such operations had been disposed of at the beginning of the respective periods. The pro forma consolidated balance sheet has been prepared assuming the dispositions took place as of June 28, 1998.

The pro forma consolidated statements of earnings, balance sheet and notes thereto should be read in conjunction with the consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended December 28, 1997.

The pro forma information is not necessarily indicative of the consolidated results of operations or the consolidated financial position that would have resulted had the Applebee's restaurant dispositions occurred as described above, nor is it necessarily indicative of the results of operations of future periods or future consolidated financial position.

Apple South, Inc.
Pro Forma Consolidated Statement of Earnings
(Unaudited)

(In thousands, except per share data)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Historical                               Pro Forma
                                                                                Year Ended                               Year Ended
                                                                               December 28,           Pro Forma         December 28,
                                                                                   1997              Adjustments            1997
------------------------------------------------------------------------------------------------------------------------------------
Restaurant sales:
    Applebee's                                                                 $  454,127            (210,178)(B)           243,949
    Don Pablo's                                                                   196,457                   -               196,457
    Hops                                                                           49,511                   -                49,511
    McCormick & Schmick's                                                          67,373                   -                67,373
    Canyon Cafes                                                                   18,577                   -                18,577
    Harrigans                                                                      19,560                   -                19,560
    Other                                                                           2,715                   -                 2,715
------------------------------------------------------------------------------------------------------------------------------------
          Total restaurant sales                                                  808,320            (210,178)              598,142
------------------------------------------------------------------------------------------------------------------------------------

Restaurant operating expenses:
    Food and beverage                                                             225,302             (57,655)(B)           167,647
    Payroll and benefits                                                          249,356             (63,262)(B)           186,094
    Depreciation and amortization                                                  31,441              (8,472)(B)            22,969
    Other operating expenses                                                      187,781             (48,237)(B)           139,544
------------------------------------------------------------------------------------------------------------------------------------
          Total restaurant operating expenses                                     693,880            (177,626)              516,254
------------------------------------------------------------------------------------------------------------------------------------

General and administrative expenses                                                39,617              (5,674)(B)            33,943
------------------------------------------------------------------------------------------------------------------------------------

Operating income                                                                   74,823             (26,878)               47,945
------------------------------------------------------------------------------------------------------------------------------------

Other income (expense):
    Interest expense                                                              (20,575)             17,471 (C)            (3,104)
    Distributions on preferred securities                                          (6,412)                  -                (6,412)
    Interest income                                                                    71                   -                    71
    Other, primarily goodwill amortization                                         (5,834)                 10 (B)            (5,824)
------------------------------------------------------------------------------------------------------------------------------------

          Total other income (expense)                                            (32,750)             17,481               (15,269)
------------------------------------------------------------------------------------------------------------------------------------

Earnings before income taxes                                                       42,073              (9,397)               32,676

Income taxes                                                                       13,625              (3,050)(D)            10,575
------------------------------------------------------------------------------------------------------------------------------------
Net earnings                                                                   $   28,448              (6,347)               22,101
====================================================================================================================================
Basic earnings per common share                                                $     0.74                                      0.57
=============================================================================================                            ===========
Diluted earnings per common share                                              $     0.73                                      0.57
=============================================================================================                            ===========
Average number of common shares used in basic calculation                          38,620                                    38,620
=============================================================================================                            ===========
Average number of common shares used in diluted calculation                        44,927                                    44,927
=============================================================================================                            ===========

See accompanying notes to pro forma consolidated financial statements.

Apple South, Inc.
Pro Forma Consolidated Statement of Earnings
(Unaudited)

(In thousands, except per share data)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Historical                               Pro Forma
                                                                                  Six Months                              Six Months
                                                                                    Ended                                    Ended
                                                                                   June 28,            Pro Forma            June 28,
                                                                                    1998              Adjustments            1998
------------------------------------------------------------------------------------------------------------------------------------
Restaurant sales:
    Applebee's                                                                 $  236,387             (99,433)(B)           136,954
    Don Pablo's                                                                   125,679                   -               125,679
    Hops                                                                           48,887                   -                48,887
    McCormick & Schmick's                                                          46,703                   -                46,703
    Canyon Cafes                                                                   23,863                   -                23,863
------------------------------------------------------------------------------------------------------------------------------------
          Total restaurant sales                                                  481,519             (99,433)              382,086
------------------------------------------------------------------------------------------------------------------------------------

Restaurant operating expenses:
    Food and beverage                                                             134,697             (27,562)(B)           107,135
    Payroll and benefits                                                          155,975             (33,413)(B)           122,562
    Depreciation and amortization                                                   8,388                   -                 8,388
    Other operating expenses                                                      112,357             (23,399)(B)            88,958
------------------------------------------------------------------------------------------------------------------------------------
          Total restaurant operating expenses                                     411,417             (84,374)              327,043
------------------------------------------------------------------------------------------------------------------------------------

General and administrative expenses                                                25,196              (3,331)(B)            21,865
------------------------------------------------------------------------------------------------------------------------------------

Operating income                                                                   44,906             (11,728)               33,178
------------------------------------------------------------------------------------------------------------------------------------

Other income (expense):
    Interest expense                                                              (14,353)              7,017 (C)            (7,336)
    Distributions on preferred securities                                          (4,025)                  -                (4,025)
    Gain on disposal of assets held for sale                                       46,697                   -                46,697
    Income from investments carried at equity                                         787                   -                   787
    Other, primarily goodwill amortization                                         (3,223)                 16 (B)            (3,207)
------------------------------------------------------------------------------------------------------------------------------------

          Total other income (expense)                                             25,883               7,033                32,916
------------------------------------------------------------------------------------------------------------------------------------

Earnings before income taxes                                                       70,789              (4,695)               66,094

Income taxes                                                                       25,925              (1,600)(D)            24,325
------------------------------------------------------------------------------------------------------------------------------------

Earnings before income taxes and cumulative
   effect of change in accounting principle                                        44,864              (3,095)               41,769
------------------------------------------------------------------------------------------------------------------------------------

Cumulative effect of change in accounting
   principle, net of tax benefit                                                    1,461                   -                 1,461
====================================================================================================================================
Net earnings                                                                   $   43,403              (3,095)               40,308
====================================================================================================================================
Basic earnings per common share:
      Basic earnings before cumulative effect of
            change in accounting principle                                     $    1.18                                       1.09
      Cumulative effect of change in accounting principle                          (0.04)                                     (0.04)
---------------------------------------------------------------------------------------------                            -----------
Basic earnings per common share                                                $    1.14                                       1.05
=============================================================================================                            ===========
Diluted earnings per common share:
      Diluted earnings before cumulative effect of
            change in accounting principle                                     $    1.03                                       0.97
      Cumulative effect of change in accounting principle                          (0.03)                                     (0.03)
---------------------------------------------------------------------------------------------                            -----------
Diluted earnings per common share                                              $    1.00                                       0.93
=============================================================================================                            ===========
Average number of common shares used in basic calculation                         38,167                                     38,167
=============================================================================================                            ===========
Average number of common shares used in diluted calculation                       45,975                                     45,975
=============================================================================================                            ===========

See accompanying notes to pro forma consolidated financial statements.

Apple South, Inc
Pro Forma Consolidated Balance Sheet
(Unaudited)

(In thousands, except share data)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Historical                                Pro Forma
                                                                                 June 28,             Pro Forma            June 28,
                                                                                   1998              Adjustments             1998
------------------------------------------------------------------------------------------------------------------------------------
Assets
Current assets:
      Cash and cash equivalents                                                $    3,706              22,281 (A)
                                                                                                          (75)(A)            25,912
      Proceeds due from sale of assets                                             69,748             (69,748)(A)                 -
      Short-term investments                                                           27                   -                    27
      Accounts receivable                                                          14,684                   -                14,684
      Inventories                                                                  10,116                (737)(A)             9,379
      Prepaid expenses and other                                                    8,224                 (72)(A)             8,152
      Assets held for sale                                                        252,020             (59,485)(A)           192,535
------------------------------------------------------------------------------------------------------------------------------------
           Total current assets                                                   358,525            (107,836)              250,689

Premises and equipment, net                                                       314,033                   -               314,033
Goodwill, net                                                                     139,069                   -               139,069
Other assets                                                                       41,271                   -                41,271
------------------------------------------------------------------------------------------------------------------------------------
                                                                               $  852,898            (107,836)              745,062
====================================================================================================================================

Liabilities and Shareholders' Equity
Current liabilities:
      Accounts payable                                                         $   30,343                   -                30,343
      Accrued liabilities                                                          49,180                   -                49,180
      Current installments of long-term debt                                           19                   -                    19
      Income taxes                                                                 16,043               7,600 (A)            23,643
------------------------------------------------------------------------------------------------------------------------------------
           Total current liabilities                                               95,585               7,600               103,185

Long-term debt                                                                    385,450            (127,836)(A)           257,614
Deferred income taxes                                                              16,700                   -                16,700
Other long-term liabilities                                                         6,782                   -                 6,782
------------------------------------------------------------------------------------------------------------------------------------
           Total liabilities                                                      504,517            (120,236)              384,281
------------------------------------------------------------------------------------------------------------------------------------

Company-obligated mandatorily redeemable preferred securities of Apple South Financing I, a subsidiary holding solely
       Apple South, Inc. 7% convertible subordinated debentures
       due March 1, 2027                                                          115,000                   -               115,000
Equity forward contract pending settlement                                          3,400                   -                 3,400

Shareholders' equity:
      Preferred stock, $0.01 par value. Authorized 10,000,000 shares;
          none issued                                                                   -                   -                     -
      Common stock, $0.01 par value. Authorized 75,000,000 shares;
          40,478,760 issued in 1997                                                   405                   -                   405
      Additional paid-in capital                                                  141,842                   -               141,842
      Retained earnings                                                           140,462              12,400 (A)           152,862
      Treasury stock at cost; 3,636,535 shares in 1998                            (52,728)                  -               (52,728)
------------------------------------------------------------------------------------------------------------------------------------
           Total shareholders' equity                                             229,981              12,400               242,381
------------------------------------------------------------------------------------------------------------------------------------
                                                                               $  852,898            (107,836)              745,062
====================================================================================================================================

See accompanying notes to pro forma consolidated financial statements.

                                Apple South, Inc.
                               Notes to Pro Forma
                        Consolidated Financial Statements

Note A

Pursuant to seven separate Asset Purchase Agreements (the "Agreements"),the Company has sold 123 of its 279 franchised Applebee's Neighborhood Grill & Bar restaurants as of August 3, 1998. Total consideration from the sales was $252.9 million resulting in an estimated gain before tax effect of $98.0 million ($60.8 million gain after tax effect). Four of the Agreements were closed prior to June 28, 1998 and were thus reflected in the Company's consolidated balance sheet for the period ending June 28, 1998. As such, the pro forma adjustments in the accompanying pro forma consolidated balance sheet reflect the pro forma effects of the remaining three agreements which were closed subsequent to June 28, 1998. Total consideration from these three transactions was $86.7 million resulting in an estimated gain before tax effect of $20.0 million ($12.4 million gain after tax effect).

The pro forma adjustment to long-term debt reflects the assumption that net sales proceeds of $72.8 million from the transactions closed subsequent to June 28, 1998 would have been used to reduce revolving credit agreements, with the remaining proceeds maintained as cash and cash equivalents to pay deal costs and taxes. An additional pro forma adjustment was made to reflect the assumption that a portion of the proceeds due from sale of assets of $69.7 million (received from transactions closed prior to June 28, 1998 and reflected in the "Historical June 28, 1998" balance sheet) would also have been used to reduce long-term debt. After selling expenses and income taxes, the assumed debt reduction was $55.0 million, with the remaining proceeds maintained as cash and cash equivalents.

The pro forma adjustment to income tax liability reflects the tax liability relating to the gain on sale using a 38.0% effective rate.

The remaining pro forma adjustments to cash and cash equivalents, inventories, prepaid expenses and other, and assets held for sale reflect the sale of certain assets and assumption of certain liabilities related to the three transactions closed subsequent to June 28, 1998.

Note B

The pro forma adjustments to revenues and operating expenses eliminate the activity of the 123 sold Applebee's restaurants including revenues and expenses related to restaurants opened during the period (such openings would not have occurred had the transactions actually been completed at the beginning of the periods presented).

Note C

The pro forma adjustment to interest expense reflects the decrease resulting from the assumed use of sales proceeds to reduce long-term debt related to revolving credit agreements and the outstanding obligation under the 1996 Senior note offering by $200.6 million.

Note D

The pro forma adjustment to income taxes reflects the income tax effects of the above adjustments assuming a 32.4% and 34.0% effective rate for 1997 and 1998, respectively.

(c)      Exhibits.

     2.1 Asset purchase agreement dated April 23, 1998, by and among Apple South, Inc. and Whit-Mart, Inc.*

     2.2 Asset purchase agreement dated May 1, 1998, by and among Apple South, Inc. and T.S.S.O., Inc., and Lois Sedowicz.*

     2.3 Asset purchase agreement dated May 4, 1998, by and among Apple South, Inc. and Florida Apple North, LLC., Florida Apple South, LLC., Florida Apple West, LLC, and Wigel Partnership.*

     2.4 Asset purchase agreement dated June 19, 1998, by and among Apple South, Inc. and U.S. Restaurant Properties Operating LP.*

     2.5 Asset purchase agreement dated June 19, 1998, by and among Apple South, Inc. and Darrel L. Rolph.*

     2.6 Asset purchase agreement dated December 23, 1997 by and among Apple South, Inc. and Applebee's International, Inc.**

     2.7 Asset purchase agreement dated March 16, 1998 by and among Apple South, Inc. and Quality Restaurant Concepts, LLC.***


*Incorporated by reference to the corresponding exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended June 28, 1998.

**Incorporated by reference to Exhibit 2.1 to the Registrant's 8-K filed on January 15, 1998.

***Incorporated by reference to Exhibit 2.9 to the registrants 10-K for the year ended December 28, 1997.

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         APPLE SOUTH, INC.
                                                           (Registrant)


Date: August 17, 1998                           By:  /s/ Erich J. Booth
                                                     ---------------------------
                                                     Erich J. Booth
                                                     Chief Financial Officer
                                                     and Treasurer

                                                     /s/ Philip L. Ammons
                                                     ---------------------------
                                                     Philip L. Ammons
                                                     Chief Accounting Officer